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                                                                  EXHIBIT 10.2.2

                                                                  EXECUTION COPY

[Confidential and Proprietary Information removed and is available to the SEC on request]

                  FIRST AMENDMENT, dated as of January 15, 2002 (this "Amendment"), to the Amended and Restated Transfer and Administration Agreement (the "Agreement"), dated as of December 15, 2000, by and among CNH Capital Receivables Inc., a Delaware corporation, as transferor (the "Transferor"), Case Credit Corporation, a Delaware corporation ("Case Credit"), in its individual capacity and as Servicer (the "Servicer"), the several commercial paper conduits listed on Schedule I thereto and their respective permitted successors and assigns (the "CP Conduit Purchasers"), the several banks party thereto (the "APA Banks"), the agent banks party thereto (the "Funding Agents") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Transferor has requested, and, upon this Amendment becoming effective, the Servicer, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have the meanings given to them therein.

                  2. Amendments to Article I. Article I of the Agreement is hereby amended by:


                  (a) deleting therefrom the definitions of the following defined terms in their respective entireties: "FE Increment," "Forestry and Mining Equipment Percentage," "Miscellaneous Equipment Percentage," "TR Increment" and "Truck Percentage";

                  (b) inserting the following new defined terms in alphabetical order:

                  "'Agricultural Equipment Receivable' shall mean either a Retail Installment Contract secured by Financed Equipment that is agricultural equipment or a Lease of Financed Equipment that is agricultural equipment.

                  'Performance Guarantor' shall mean IHF Internazionale Holding FIAT S.A., a Swiss corporation, and its successors and assigns.

                  'Performance Guaranty' shall mean the performance guaranty dated as of January 15, 2002 from the Performance Guarantor, substantially in the form of Exhibit L."

                  (c) amending the definition of "Eligible Receivable" by (i) deleting paragraphs (bb) and (cc) therefrom and substituting in lieu thereof the following new paragraphs (bb) and (cc):

                  "(bb) the Financed Equipment with respect to which is agricultural or construction equipment manufactured by or otherwise distributed by Case or one of its Affiliates;


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                                                                               2



                  (cc) it is not a Miscellaneous Equipment Receivable, Forestry and Mining Equipment Receivable or Truck Receivable; and"

                  and (ii) deleting paragraphs (ee) and (ff) therefrom.

                  (d) deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

                  "'CNH Portfolio' shall mean as of any date of determination all outstanding Construction Equipment Receivables and Agricultural Receivables owned or serviced by Case Credit or New Holland Credit as of such date (including Receivables owned by third parties) the Obligor of which has a mailing address in the United States of America.

                  'Financed Equipment' shall mean, with respect to any Receivable, (a) which is a Retail Installment Contract, the property, including any agricultural or construction equipment, together with all accessions thereto, securing the Obligor's indebtedness under such Receivable and (b) which is a Lease, the property, including any agricultural or construction equipment, together with all accessions thereto, subject to such Lease.

                  'Lease' shall mean a lease contract pursuant to which any agricultural or construction equipment is leased, and includes any Termination Value.

                  'Permitted Securitization' shall mean (a) any transaction which has been reviewed by Standard & Poor's and determined by Standard & Poor's to be in compliance with its criteria for multiple-use SPEs initially published in an article titled "Exceptions to Limitations on SPEs' Ability to Issue Additional Debt" on March 29, 2000, as such criteria may be amended and/or revised by Standard & Poor's from time to time, and (b) involving one of the following: (i) any sale, assignment or pledge by the Transferor of installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural or construction equipment, (ii) the issuance by the Transferor of the evidence of any indebtedness secured by installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural or construction equipment, or (iii) the sale, assignment or pledge by the Transferor of, or the issuance by the Transferor of the evidence of any indebtedness secured by, interests in installment sale contracts, sale contracts, receivables, installment obligations, loans or leases arising out of or relating to the sale or lease of new or used agricultural or construction equipment.

                  'Retail Installment Contract' shall mean a retail installment sale or loan contract secured by any agricultural or construction equipment.

                  'Scheduled Expiry Date' shall mean, with respect to any Purchaser, the later of (a) January 14, 2003 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with
         Section 3.1(c).

                  'Specified Spread Account Balance' shall mean with respect to any Settlement Date, the greater of:





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                                                                               3


                  (i) the product of (1) the sum of (x) 3% and (y) the sum of the CE Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement Date), provided, however, that if (A) the Net Loss Percentage on any Settlement Date exceeds 4.00% or (B) the CNH Portfolio Delinquency Ratio on any Settlement Date exceeds 4.00%, the amount in this clause
         (i) with respect to such Settlement Date and each Settlement Date thereafter shall equal the product of (1) the sum of (x) 5% and the (y) the sum of the CE Increment and the Low Payout Lease Increment on such Settlement Date and (2) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement
         Date) and

                  (ii) the sum of (x) the product of (1) 1% and (2) the highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date) and
         (y) the product of (1) 50% of the sum of the CE Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date);

         provided further that the Specified Spread Account Balance on each Settlement Date after the occurrence of a Termination Event shall equal the greater of the Specified Spread Account Balance on the Settlement Date preceding the occurrence of such Termination Event and the Specified Spread Account Balance determined without giving effect to this proviso and provided further that the Specified Spread Account Balance on any Settlement Date shall not exceed the Aggregate Net Investment on such Settlement Date.

                  3. Amendments to Article II. Article II of the Agreement is hereby amended by deleting subsections (i), (ii), (v) and (vi) from Section 2.5(b) thereof and redesignating subsections (iii), (iv) and (vii) as subsections (i), (ii) and (iii).

                  4. Amendments to Article XII. Article XII of the Agreement is hereby amended by (i) adding the word "or" at the end of paragraph (p) and adding the following new paragraphs (q) and (r) to Section 12.1 thereof:

                  "(q) The Performance Guaranty shall cease, for any reason, to be in full force and effect other than as permitted in accordance with its terms; or

                  (r) The Performance Guarantor shall default in the observance or performance of any agreement contained in the Performance Guaranty and such default shall continue unremedied for a period of one Business Day;"

; (ii) changing each reference to "(m) through (p)" in Section 12.1 to "(m) through (r) and (iii) adding the following sentence to the end of Section 12.2:

         "Notwithstanding the foregoing, the Administrative Agent shall not have the right to sell or otherwise dispose of all or any part of the Transferred Interest upon the occurrence of a Termination Event described in clause (q) or (r) of Section 12.1."

                  5. Addition of Exhibit L. The Agreement is hereby amended by adding Exhibit L thereto in the form of Exhibit 1 to this Amendment.


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                                                                               4


                  6. Amendments to Fee Letter. The Fee Letter referred to in the Agreement is hereby amended to provide that the Program Fee Rate shall be [Confidential] and the Unused Fee Rate shall be [Confidential].

                  7. Conditions to Effectiveness. This Amendment shall become effective on January 15, 2002 (the "Amendment Effective Date") if each of the following conditions precedent shall have been satisfied on or prior to such day:

                  (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Transferor, the Servicer, each CP Conduit Purchaser, each APA Bank and the Administrative Agent;

                  (b) The Administrative Agent shall have received, with a copy for each Funding Agent, the Performance Guaranty duly executed and delivered by IHF Internazionale Holding FIAT S.A.;

                  (c) The Administrative Agent shall have received, with a copy for each Funding Agent, the executed legal opinion of Dr. Erasmo Pelli, counsel to the Performance Guarantor, dated the Amendment Effective Date and addressed to the CP Conduit Purchasers, the APA Banks and the Funding Agents, in form and substance satisfactory to the Administrative Agent, with respect to the due organization of the Performance Guarantor, the due authorization, execution and delivery of the Performance Guaranty and the enforceability of the Performance Guaranty,

                  (d) The representations and warranties of the Transferor, the Servicer and each Seller contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date; and

                  (e) The Issuer shall have paid to the APA Bank with respect to each CP Conduit Purchaser a non-refundable renewal fee in an amount equal to [Confidential] per annum of the APA Bank Commitment Amount of such APA Bank.

                  8. Miscellaneous.

                  (a) Payment of Expenses. The Transferor agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, the reasonable fees and disbursements of its counsel.

                  (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                  (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE


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                                                                               5



PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(ii) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the Transferor, the Servicer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                              CNH CAPITAL RECEIVABLES INC.


                                              By:      /s/
                                                  --------------------------
                                                  Name:
                                                  Title:



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                                                                               6


                                              CASE CREDIT CORPORATION


                                              By:        /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              JPMORGAN CHASE BANK,
                                                 as Administrative Agent


                                              By:        /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              PARK AVENUE RECEIVABLES
                                              CORPORATION, as a CP
                                              Conduit Purchaser


                                              By:        /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              JPMORGAN CHASE BANK,
                                                 as an APA Bank


                                              By:        /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              JPMORGAN CHASE BANK,
                                                 as a Funding Agent


                                              By:        /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:
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                                                                               7


                                              QUINCY CAPITAL CORPORATION, as a
                                              CP Conduit Purchaser


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              BANK OF AMERICA, N.A., as an APA
                                              Bank


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              BANK OF AMERICA, N.A., as a
                                              Funding Agent


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              ALPINE SECURITIZATION CORP., as a
                                              CP Conduit Purchaser


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              CREDIT SUISSE FIRST BOSTON, NEW
                                              YORK BRANCH, as an APA Bank


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              CREDIT SUISSE FIRST BOSTON, NEW
                                              YORK BRANCH, as a Funding Agent


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:



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                                                                               8


                                              COMPASS US ACQUISITION LLC, as a
                                              CP Conduit Purchaser


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, NEW YORK
                                              BRANCH, as an APA Bank


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                              WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, NEW YORK
                                              BRANCH, as a Funding Agent


                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                              By:         /s/
                                                  ---------------------------
                                                  Name:
                                                  Title:

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                                                                       Exhibit 1




                          FORM OF PERFORMANCE GUARANTY